UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2012

Fidus Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00861	27-5017321
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1603 Orrington Avenue, Suite 820, Evanston, Illinois		60201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-859-3940

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On June 6, 2012, Fidus Investment Corporation (the “Company”) held its 2012 annual meeting of stockholders (the “Annual Meeting”) at the JW Marriott, located at 151 West Adams Street, Chicago, Illinois 60603.The issued and outstanding shares of common stock of the Company entitled to vote at the Annual Meeting consisted of the 9,427,021 shares of common stock outstanding on the record date, March 26, 2012. The common stockholders of the Company voted on three proposals at the Annual Meeting, all of which were approved. The final voting results from the Annual Meeting were as follows:

Proposal 1 — Election of Class I Director

The following individual, constituting all of the nominees named in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2012 (the “Proxy Statement”), was elected as a Class I director to serve until the 2015 annual meeting of stockholders and until his successor has been duly elected and qualified. The following votes were taken in connection with this proposal:

	FOR	WITHHELD
Charles D. Hyman	5,405,197	51,618

Proposal 2 — Approval to Sell or Otherwise Issue Shares of Common Stock Below Net Asset Value

A proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the Proxy Statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale) was approved. The following votes were taken in connection with this proposal:

FOR	AGAINST	ABSTAIN
4,778,005	651,146	27,664

This proposal was also approved by the Company’s non-affiliated stockholders by a vote of 3,859,088 shares for, 651,146 shares against and 27,664 abstained. The number of votes cast in favor of this proposal represents a majority of outstanding voting securities of the Company and a majority of outstanding securities not held by affiliated persons, as defined under the Investment Company Act of 1940.

Proposal 3 — Approval to Issue Warrants, Options or Rights to Subscribe to, Convert to, or Purchase the Company’s Common Stock in One or More Offerings

A proposal to authorize the Company to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings was approved. The following votes were taken in connection with this proposal:

FOR	AGAINST	ABSTAIN
5,188,189	225,707	42,919

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidus Investment Corporation

June 8, 2012	By:	Cary L. Schaefer

Name: Cary L. Schaefer
Title: Chief Financial Officer, Chief Compliance Officer and Secretary